FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of August 3, 2005, among WYETH, a Delaware corporation (the “Company”), various lenders from time to time party to the Credit Agreement referred to below (the “Lenders”), and JPMORGAN CHASE BANK, N.A. (f/k/a JPMORGAN CHASE BANK), as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS, the Company, the Lenders, J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as Co-Lead Arrangers and Joint Book Managers, Citibank North America, Inc., as Syndication Agent, The Bank of Nova Scotia, Commerzbank AG, New York and Grand Cayman Branches, and UBS AG, Cayman Islands Branch, as Co-Documentation Agents, and the Administrative Agent are parties to a Credit Agreement, dated as of February 11, 2004 (the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions of this First Amendment, the parties hereto wish to amend the Credit Agreement as herein provided;

NOW, THEREFORE, it is agreed:

I. Amendments to Credit Agreement.

1. Subsection 1.1 of the Credit Agreement is hereby amended by deleting the text “3-Year Credit Agreement” appearing in the definitions of “Aggregate Facilities Commitments” and “Significant Usage Period” in said subsection and inserting the text “New 5-Year Credit Agreement” in lieu thereof.

2. The definition of “Applicable Margin” appearing in subsection 1.1 of the Credit Agreement is hereby amended by (i) deleting the text “.250%” appearing in the proviso within such definition and inserting the text “0.100%” in lieu thereof and (ii) deleting the table appearing in said definition and inserting the following table in lieu thereof:
“Rating Period	Eurodollar Rate Margin
-----------------------------------------	-------------------------
Category A Period	0.130%
Category B Period	0.175%
Category C Period	0.265%
Category D Period	0.300%
Category E Period	0.425%
Category F Period	0.600%”.

3. The definition of “Significant Usage Period” appearing in subsection 1.1 of the Credit Agreement is hereby amended by deleting the text “25%” appearing in the proviso within such definition and inserting the text “50%” in lieu thereof.

4. Subsection 1.1 of the Credit Agreement is hereby further amended by deleting the definitions of “Category A Period”, “Category B Period”, “Category C Period”, “Category D Period”, “Category E Period”, “Category F Period” and “Facility Fee Percentage” appearing in said subsection in their entirety and inserting the following new definitions in lieu thereof:

“Act”: as defined in subsection 8.17.

“Category A Period”: subject to the Category Rules, at any time that either (i) the S&P Credit Rating is A+ or better and the Short-Term Ratings are Tier I or (ii) the Moody’s Credit Rating is A1 or better and the Short-Term Ratings are Tier I.

“Category B Period”: subject to the Category Rules, at any time that either (i) the S&P Credit Rating is A or better or (ii) the Moody’s Credit Rating is A2 or better and in either case a Category A Period is not then in effect.

“Category C Period”: subject to the Category Rules, at any time that either (i) the S&P Credit Rating is A- or (ii) the Moody’s Credit Rating is A3.

“Category D Period”: subject to the Category Rules, at any time that either (i) the S&P Credit Rating is BBB+ or (ii) the Moody’s Credit Rating is Baa1.

“Category E Period”: subject to the Category Rules, at any time that either (i) the S&P Credit Rating is BBB or (ii) the Moody’s Credit Rating is Baa2.

“Category F Period”: subject to the Category Rules, at any time either (i) the S&P Credit Rating is BBB- or lower or (ii) the Moody’s Credit Rating is Baa3 or lower.

“Facility Fee Percentage”: a percentage equal to at any time (i) during a Category A Period, 0.070%, (ii) during a Category B Period, 0.075%, (iii) during a Category C Period, 0.085%, (iv) during a Category D Period, 0.100%, (v) during a Category E Period, 0.125% and (vi) during a Category F Period, 0.150%.

“New 5-Year Credit Agreement”: the Credit Agreement, dated as of August 3, 2005, among the Company, the lenders party thereto, JPMCB, as administrative agent, and Citicorp USA Inc., as syndication agent, as in effect from time to time.

5. Subsection 2.18 of the Credit Agreement is hereby amended by deleting each reference to “3-Year Credit Agreement” appearing therein and inserting the text “New 5-Year Credit Agreement” in lieu thereof.

6. Subsection 3.11 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and inserting the following new subsection 3.11 in lieu thereof:

“3.11 Purpose of Loans. This Agreement, and/or the proceeds of the Loans, will be used (i) for the Company’s general corporate and working capital purposes and (ii) to support commercial paper, if any.”

7. Subsection 5.2 of the Credit Agreement is hereby amended by deleting the introductory clause therein and inserting the following new introductory clause in lieu thereof:

“Furnish to the Administrative Agent; provided that, with respect to any report, financial statement or other information required to be delivered pursuant to Subsection 5.2(c) which has been posted on the Company’s website on the Internet at the website address at www.wyeth.com, at sec.gov/edaux/searches.htm or at another website identified in a notice delivered to the Administrative Agent and accessible by the Administrative Agent without charge shall be deemed to have been furnished by the Company (it being agreed that upon the request of the Administrative Agent, the Company shall deliver paper copies of any such report, financial statement or other information to the Administrative Agent):”

8. Subsection 6(f) of the Credit Agreement is hereby amended by deleting the text “30 days” appearing therein and inserting the text “60 days” in lieu thereof.

9. Section 8 of the Credit Agreement is hereby amended by inserting the following new Section 8.17:

“Section 8.17 Patriot Act. Each Lender subject to the USA PATRIOT ACT (Title 111 of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”) hereby notifies the Company that pursuant to the requirements of the Act, it is required to obtain, verify and record information that identifies the Company and other information that will allow such Lender to identify the Company in accordance with the Act.”

10. Subsection 7.1 of the Credit Agreement is hereby amended by deleting the last sentence thereof in its entirety and inserting the following new sentence in lieu thereof:

“None of the Syndication Agent, the Co-Documentation Agent or the Co-Lead Arrangers shall have any duties under this Agreement or assume (or be deemed to have assumed) any obligation or relationship of agency or trust with or for the Company or any of its Subsidiaries.”

11. Subsection 7.9 of the Credit Agreement is hereby amended by inserting the parenthetical “(so long as no Default or Event of Default then exists under subsection 6(a) or (e))” immediately after the text “which successor” appearing in the second sentence thereof.

12. Subsection 8.5 of the Credit Agreement is hereby amended by deleting clause (d) thereof in its entirety and inserting the following new clause (d) in lieu thereof:

“(d) to pay, indemnify, and hold each Lender, the Administrative Agent, each of their respective affiliates, and each officer, director, employee, agent and other representative of the foregoing Persons (each, an “indemnified party”) harmless from and against, any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement and any such other documents and the use, or proposed use, of proceeds of the Loans (all the foregoing, collectively, the “indemnified liabilities”).”

13. Subsection 8.14 of the Credit Agreement is hereby amended by (i) deleting the text “which is a prospective or actual Transferee” appearing in the parenthetical of the introductory clause thereof and (ii) inserting the text “(or any of its affiliates)” following the text “Lender” in clause (b) thereof.

II. Miscellaneous Provisions

1. In order to induce the Lenders to enter into this First Amendment, the Company hereby represents and warrants that (i) no Default or Event of Default exists as of the Amendment Effective Date, both before and after giving effect to this First Amendment and (ii) all of the representations and warranties contained in the Credit Agreement are true and correct in all material respects on the Amendment Effective Date, both before and after giving effect to this First Amendment, with the same effect as though such representations and warranties had been made on and as of the Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2. This First Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement.

3. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Company and the Administrative Agent.

4. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5. This First Amendment shall become effective on the date (the “Amendment Effective Date”) when (i) the Company and each of the Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: May Yip (facsimile number 212-354-8113) and (ii) the New 5-Year Credit Agreement shall have become effective in accordance with its terms.

6. From and after the Amendment Effective Date, all references in the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

_________________

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

WYETH

By:__________________________________ Name: Title:

JPMORGAN CHASE BANK, N.A., Individually and as Administrative Agent

By:__________________________________ Name: Title:

CITIBANK NORTH AMERICA, INC., Individually and as Syndication Agent

By:__________________________________ Name: Title:

THE BANK OF NOVA SCOTIA, Individually and as Co-Documentation Agent

By:__________________________________ Name: Title:

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, Individually and as Co-Documentation Agent

By:__________________________________ Name: Title:
By:__________________________________ Name: Title:

UBS LOAN FINANCE LLC (f/k/a UBS LOAN FINANCE), Individually and as Co-Documentation Agent

By:__________________________________ Name: Title:
By:__________________________________ Name: Title:

ABN AMRO BANK N.V.

By:__________________________________ Name: Title:
By:__________________________________ Name: Title:

SANPAOLO IMI S.P.A.,

By:__________________________________ Name: Title:
By:__________________________________ Name: Title:

U.S. BANK N.A.,

By:__________________________________ Name: Title:

WACHOVIA BANK, N.A.

By:__________________________________ Name: Title:

THE NORTHERN TRUST COMPANY

By:__________________________________ Name: Title:

BANCA NAZIONALE DEL LAVORO, SpA, NEW YORK BRANCH

By:__________________________________ Name: Title:
By:__________________________________ Name: Title:

THE BANK OF NEW YORK

By:__________________________________ Name: Title:

MELLON BANK, N.A.

By:__________________________________ Name: Title:

BANCO POPULAR DE PUERTO RICO, NEW YORK BRANCH

By:__________________________________ Name: Title: